================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): JULY 8, 1997

                             ---------------------

                      CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                       333-25683                       75-2672663
       (State or Other             (Commission File Number)            (I.R.S. Employer
Jurisdiction of Incorporation)                                      Identification Number)
     600 CONGRESS AVENUE                                                    78701
          SUITE 1400                                                      (Zip code)
        AUSTIN, TEXAS
    (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (512) 404-6840

                                 NOT APPLICABLE
                 (former address if changed since last report)

================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (B) PRO FORMA FINANCIAL INFORMATION.

     The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on the audited historical financial statements of the Company and its predecessor (Commodore Media, Inc.), Osborn Communications, Inc. ("Osborn"), GulfStar Communications, Inc. ("GulfStar"), Benchmark Communications Radio Limited Partnership ("Benchmark"), Madison Radio Group ("Madison"), Community Pacific Broadcasting Company L.P. ("Community Pacific"), Patterson Broadcasting, Inc. and subsidiaries ("Patterson"), Ameron Broadcasting, Inc. ("Ameron"), Knight Quality Stations ("Knight Quality"), Quass Broadcasting Company ("Quass") and Mountain Lakes Broadcasting, L.L.C. ("Mountain Lakes") and, in each case, their related notes. Certain capitalized terms used in this Current Report are defined herein under the caption "Glossary of Certain Terms."

     The pro forma statement of operations for the year ended December 31, 1996, and for the three months ended March 31, 1997 and 1996 have been prepared to illustrate the effects of: (i) the Commodore Acquisition; (ii) the Completed Transactions, including the Financing; and (iii) the Pending Transactions and the anticipated financing thereof, as if each had occurred on January 1, 1996. The pro forma balance sheet as of March 31, 1997, has been prepared as if any such transaction not yet consummated on that date had occurred on that date. The Pro Forma Financial Information and accompanying notes should be read in conjunction with the financial statements and other financial information pertaining to the Company, Commodore, Osborn, GulfStar, Benchmark, Madison, Community Pacific, Patterson, Ameron, Knight Quality, Quass and Mountain Lakes.

     The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The Company anticipates that it will fund the Pending Acquisitions with indebtedness, rather than capital stock, to the fullest extent then permitted under the debt incurrence covenants contained, or to be contained, in (i) the Certificate of Designation, (ii) the Notes Indenture, (iii) the New Capstar Radio Indenture,
(iv) the indenture to which the Company will be a party if the Senior Exchangeable Preferred Stock is exchanged for debentures of the Company pursuant to the terms of the Certificate of Designation (the "Exchange Indenture"), (v) the Existing Capstar Radio Indenture (the Existing Capstar Radio Indenture, the Notes Indenture, the New Capstar Radio Indenture, and the Exchange Indenture, the "Indentures"), and (vi) the Credit Facility. As a result, the Company expects the actual amount of indebtedness incurred in connection with the Pending Transactions to exceed the amount in the Pro Forma Financial Information. The Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have been achieved if such transactions had been consummated on the indicated dates.

     All acquisitions, except for the GulfStar Transaction, given effect in the Pro Forma Financial Information are accounted for using the purchase method of accounting. The aggregate purchase price of each such transaction is allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary for transactions closed or to be closed after April 1, 1997. The final allocation of the purchase price is contingent upon the receipt of final appraisals of the acquired assets and the revision of other estimates; however, the allocation is not expected to differ materially from the preliminary allocation. The GulfStar Transaction is accounted for at historical cost, on a basis similar to a pooling of interests, as the Company and GulfStar were under common control prior to the GulfStar Transaction.

     For the purpose of the pro forma statement of operations for the year ended December 31, 1996 and for the three months ended March 31, 1997 and 1996, (i) "Completed Transactions Combined" collectively refers to the historical results of operations of the entities and stations acquired or sold in the Completed Transactions, excluding the Commodore Acquisition, and (ii) "Pending Transactions Combined" collectively refers to the results of operations of the entities and stations to be acquired or sold in the Pending Transactions.

     For the purpose of the pro forma balance sheet as of March 31, 1997, (i) "Completed Transactions Combined" collectively refers to the historical balance sheets of the entities and stations acquired or sold in the Completed Transactions, excluding the Commodore Acquisition and the Osborn Acquisition, and (ii) "Pending Transactions Combined" collectively refers to the historical balance sheets of the entities and stations to be acquired or sold in the Pending Transactions.

     As used in the Pro Forma Financial Information, (i) "Company Combined" presents unaudited pro forma financial data for the Company, including its predecessor, Commodore, (ii) "Pro Forma for Completed Transactions and the Financing" gives effect to the Completed Transactions and the financing thereof, including the Financing and (iii) "Pro Forma" gives effect to each of the foregoing transactions, the Pending Transactions, and the anticipated financing thereof.

     The following tables present a summary of the Pro Forma Financial Information included on the following pages.

                                          PRO FORMA FOR COMPLETED TRANSACTIONS AND THE FINANCING
                                     ----------------------------------------------------------------
                                                          THREE MONTHS ENDED
                                                              MARCH 31,
                                        YEAR ENDED        ------------------      TWELVE MONTHS ENDED
                                     DECEMBER 31, 1996     1996       1997          MARCH 31, 1997
                                     -----------------    -------    -------      -------------------
                                                          (DOLLARS IN THOUSANDS)
OPERATING DATA:
  Net revenue.......................     $189,840         $38,852    $39,487           $190,475
  Station operating expenses........      137,665          30,512     30,606            137,759
  Depreciation and amortization.....       25,745           6,435      6,435             25,745
  Corporate expenses................        8,269           2,087      2,680              8,862
  Other operating expenses..........        9,800           2,454      2,469              9,815
  Operating income (loss)...........        8,361          (2,636)    (2,703)             8,294
  Interest expense..................       50,252          12,565     12,565             50,252
  Net income (loss).................      (22,040)         (8,450)    (9,633)           (23,223)
OTHER DATA:
  Broadcast cash flow(1)............     $ 52,175         $ 8,340    $ 8,881           $ 52,716
  Broadcast cash flow margin(1).....         27.5%           21.5%      22.5%              27.7%
  EBITDA(2).........................     $ 43,906         $ 6,253    $ 6,201           $ 43,854

                                                                PRO FORMA
                                     ----------------------------------------------------------------
                                                           THREE MONTHS ENDED
                                                               MARCH 31,
                                        YEAR ENDED        --------------------    TWELVE MONTHS ENDED
                                     DECEMBER 31, 1996      1996        1997        MARCH 31, 1997
                                     -----------------    --------    --------    -------------------
                                                          (DOLLARS IN THOUSANDS)
OPERATING DATA:
  Net revenue.......................     $294,531         $ 61,144    $ 63,172         $296,559
  Station operating expenses........      214,098           48,760      49,100          214,438
  Depreciation and amortization.....       40,469           10,116      10,116           40,469
  Corporate expenses................       13,430            3,134       4,285           14,581
  Other operating expenses..........        9,912            2,451       2,704           10,165
  Operating income (loss)...........       16,622           (3,317)     (3,033)          16,906
  Interest expense..................       65,128           16,284      16,284           65,128
  Net income (loss).................      (27,877)         (12,179)    (13,610)         (29,308)
OTHER DATA:
  Broadcast cash flow(1)............     $ 80,433         $ 12,384    $ 14,072         $ 82,121(3)
  Broadcast cash flow margin(1).....         27.3%            20.3%       22.3%            27.7%
  EBITDA(2).........................     $ 67,003         $  9,250    $  9,787         $ 67,540(3)
  Deficiency of earnings to fixed
     charges(4).....................       46,711           17,252      19,311           48,770

---------------

(1) Broadcast cash flow consists of operating income before depreciation, amortization, corporate expenses and other operating expenses. Although broadcast cash flow is not a measure of performance calculated in accordance with GAAP, management believes that it is useful to an investor in evaluating the Company because it is a measure widely used in the broadcasting industry to evaluate a radio company's operating performance. See "Glossary of Certain Terms."

(2) EBITDA consists of operating income before depreciation, amortization and other operating expenses. Although EBITDA is not a measure of performance calculated in accordance with GAAP, management believes that it is useful to an investor in evaluating the Company because it is a measure widely used in the broadcasting industry to evaluate a radio company's operating performance. See "Glossary of Certain Terms."

(3) The pro forma financial results exclude the effects of estimated cost savings resulting from the Completed Transactions and the Pending Acquisitions. On a pro forma basis, assuming the consummation of the aforementioned transactions, including related cost savings as if they had occurred on January 1, 1996, broadcast cash flow and EBITDA would have been $93.9 million and $85.0 million, respectively, for the twelve-month period ended March 31, 1997. The Company expects to realize approximately $11.8 million of estimated cost savings resulting from the elimination of redundant operating expenses arising from such transactions, including elimination of certain management positions, the consolidation of facilities and new rates associated with revised vendor contracts and savings related to automation of certain station operations. In addition, the Company expects to realize approximately $5.7 million of cost savings, on a pro forma basis, resulting from the elimination of certain corporate overhead functions, net of increased costs associated with the implementation of the Company's corporate management structure. Corporate cost savings reflect the expected level of annual corporate expenditures arising from such transactions. The Company anticipates that corporate expenses will increase upon consummation of additional acquisitions. There can be no assurances that any operating or corporate cost savings will be achieved.

(4) For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges, and "fixed charges" consist of interest, amortization of deferred financing costs and the component of rental expense believed by management to be representative of the interest factor thereon. Preferred stock dividends and accretion are included in fixed charges where appropriate.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                                                                       ADJUSTMENTS
                                                         ADJUSTMENTS      PRO FORMA                      FOR THE
                                                           FOR THE         FOR THE                       PENDING
                                                          COMPLETED       COMPLETED                    TRANSACTIONS
                                           COMPLETED     TRANSACTIONS   TRANSACTIONS      PENDING        AND THE
                            THE COMPANY   TRANSACTIONS     AND THE         AND THE      TRANSACTIONS     RELATED
                            COMBINED(A)   COMBINED(B)     FINANCING       FINANCING     COMBINED(F)     FINANCING       PRO FORMA
                            -----------   ------------   ------------   -------------   ------------   ------------     ---------
Net revenue...............    $13,847         25,640       $     --       $ 39,487         $23,685       $     --       $ 63,172
Station operating
  expenses................     10,356         20,250             --         30,606          18,494             --         49,100
Depreciation and
  amortization............      2,389          2,888          1,158(C)       6,435           2,580          1,101(C)      10,116
Corporate expenses........      1,424          1,256             --          2,680           1,605             --          4,285
Other operating
  expenses................         --          2,469             --          2,469             235             --          2,704
                              -------        -------       --------       --------         -------       --------       --------
  Operating income
     (loss)...............       (322)        (1,223)        (1,158)        (2,703)            771         (1,101)        (3,033)
Interest expense..........      6,532          3,268          2,765(D)      12,565           3,028            691(G)      16,284
Gain (loss) on sale of
  assets..................         --          5,348             --          5,348               6             --          5,354
Increase in fair value of
  redeemable warrants.....         --             --             --             --           5,882         (5,882)(H)         --
Other (income) expense....        (27)          (260)            --           (287)            (66)            --           (353)
                              -------        -------       --------       --------         -------       --------       --------
  Income (loss) before
     provision for income
     taxes................     (6,827)         1,117         (3,923)        (9,633)         (8,067)         4,090        (13,610)
Provision (benefit) for
  income taxes............         46            (68)            22(E)          --          (2,807)         2,807(E)          --
                              -------        -------       --------       --------         -------       --------       --------
Net income (loss).........    $(6,873)       $ 1,185       $ (3,945)      $ (9,633)        $(5,260)      $  1,283        (13,610)
                              =======        =======       ========       ========         =======       ========
Dividends and accretion on
  preferred
  stock(I)................                                                                                                 3,450
                                                                                                                        --------
Loss applicable to common
  shares..................                                                                                              $(17,060)
                                                                                                                        ========
Deficiency of earnings to
  fixed charges
  and preferred stock
  dividends and
  accretion(J)............                                                                                              $ 19,311

           See Accompanying Notes to Pro Forma Financial Information.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                        ADJUSTMENTS                   ADJUSTMENTS
                                                          FOR THE                       FOR THE        PRO FORMA
                                                         COMMODORE                     COMPLETED          FOR
                                                        ACQUISITION                   TRANSACTIONS     COMPLETED
                                                          AND THE       COMPLETED     COMBINATION     TRANSACTIONS     PENDING
                                          THE COMPANY     RELATED      TRANSACTIONS     AND THE         AND THE      TRANSACTIONS
                                          COMBINED(K)    FINANCING     COMBINED(M)     FINANCING       FINANCING     COMBINED(O)
                                          -----------   -----------    ------------   ------------    ------------   ------------
Net revenue.............................    $ 9,103       $    --         $29,749       $    --          38,852         $22,292
Station operating expenses..............      6,862            --          23,650            --          30,512          18,248
Depreciation and amortization...........        480         1,336(C)        3,372         1,247(C)        6,435           2,039
Corporate expenses......................        466            --           1,621            --           2,087           1,047
Other operating (income) expenses.......         --            --             273         2,181(N)        2,454              (3)
                                            -------       -------         -------       -------         -------         -------
  Operating income (loss)...............      1,295        (1,336)            833        (3,428)         (2,636)            961
Interest expense........................      2,452         5,052(L)        2,273         2,788(D)       12,565           2,080
Gain (loss) on sale of assets...........         --            --           6,876            --           6,876             530
Other (income) expense..................         52            --              73            --             125            (141)
                                            -------       -------         -------       -------         -------         -------
  Income (loss) before provision for
     income taxes.......................     (1,209)       (6,388)          5,363        (6,216)         (8,450)           (448)
Provision (benefit) for income taxes....         27           (27)(E)         660          (660)(E)          --              29
                                            -------       -------         -------       -------         -------         -------
Net income (loss).......................    $(1,236)      $(6,361)        $ 4,703       $(5,556)        $(8,450)        $  (477)
                                            =======       =======         =======       =======         =======         =======
Dividends and accretion on preferred
  stock(I)..............................
Loss applicable to common shares........
Deficiency of earnings to fixed charges
  and preferred stock dividends and
  accretion(J)..........................

                                          ADJUSTMENTS
                                            FOR THE
                                            PENDING
                                          TRANSACTIONS
                                            AND THE
                                            RELATED
                                           FINANCING      PRO FORMA
                                          ------------    ---------
Net revenue.............................    $     --       $ 61,144
Station operating expenses..............          --         48,760
Depreciation and amortization...........       1,642(C)      10,116
Corporate expenses......................          --          3,134
Other operating (income) expenses.......          --          2,451
                                            --------       --------
  Operating income (loss)...............      (1,642)        (3,317)
Interest expense........................       1,639(G)      16,284
Gain (loss) on sale of assets...........          --          7,406
Other (income) expense..................          --            (16)
                                            --------       --------
  Income (loss) before provision for
     income taxes.......................      (3,281)       (12,179)
Provision (benefit) for income taxes....         (29)(E)         --
                                            --------       --------
Net income (loss).......................    $ (3,252)       (12,179)
                                            ========
Dividends and accretion on preferred
  stock(I)..............................                      3,073
                                                           --------
Loss applicable to common shares........                   $(15,252)
                                                           ========
Deficiency of earnings to fixed charges
  and preferred stock dividends and
  accretion(J)..........................                   $ 17,252

           See Accompanying Notes to Pro Forma Financial Information.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)

                                                            ADJUSTMENTS
                                                              FOR THE                    ADJUSTMENTS     PRO FORMA
                                                             COMMODORE                     FOR THE          FOR
                                                            ACQUISITION                   COMPLETED      COMPLETED
                                                              AND THE      COMPLETED     TRANSACTIONS   TRANSACTIONS     PENDING
                                              THE COMPANY     RELATED     TRANSACTIONS     AND THE        AND THE      TRANSACTIONS
                                              COMBINED(P)    FINANCING    COMBINED(R)     FINANCING      FINANCING     COMBINED(S)
                                              -----------   -----------   ------------   ------------   ------------   ------------
Net revenue.................................   $ 44,473      $     --       $145,367       $     --       $189,840       $104,691
Station operating expenses..................     29,798            --        107,867             --        137,665         76,433
Depreciation and amortization...............      3,489         3,774(C)      13,610          4,872(C)      25,745          9,654
Corporate expenses..........................      2,358            --          5,911             --          8,269          5,161
Other operating expenses....................     14,578       (13,834)(Q)      6,875          2,181(N)       9,800            112
                                               --------      --------       --------       --------       --------       --------
  Operating income (loss)...................     (5,750)       10,060         11,104         (7,053)         8,361         13,331
Interest expense............................     13,896        16,115(L)      10,639          9,602(D)      50,252         10,169
Gain (loss) on sale of assets...............         --            --         23,155             --         23,155            496
Increase in fair value of redeemable
  warrants..................................         --            --             --             --             --          5,499
Other (income) expense......................      1,824            --            292             --          2,116           (282)
                                               --------      --------       --------       --------       --------       --------
  Income (loss) before provision for income
    taxes...................................    (21,470)       (6,055)        23,328        (16,655)       (20,852)        (1,559)
Provision (benefit) for income taxes........        133          (133)(E)      2,059         (2,059)(E)         --         (2,039)
                                               --------      --------       --------       --------       --------       --------
  Income (loss) before extraordinary item...    (21,603)       (5,922)        21,269        (14,596)       (20,852)           480
Extraordinary item, loss on early
  extinguishment of debt....................         --            --          1,188             --          1,188             --
                                               --------      --------       --------       --------       --------       --------
Net income (loss)...........................   $(21,603)     $ (5,922)      $ 20,081       $(14,596)      $(22,040)      $    480
                                               ========      ========       ========       ========       ========       ========
Dividends and accretion on preferred
  stock(I)..................................
Loss applicable to common shares............
Deficiency of earnings to fixed charges and
  preferred stock dividends and
  accretion (J).............................

                                              ADJUSTMENTS
                                                FOR THE
                                                PENDING
                                              TRANSACTIONS
                                                AND THE
                                                RELATED
                                               FINANCING     PRO FORMA
                                              ------------   ---------
Net revenue.................................    $    --      $294,531
Station operating expenses..................         --       214,098
Depreciation and amortization...............      5,070(C)     40,469
Corporate expenses..........................         --        13,430
Other operating expenses....................         --         9,912
                                                -------      --------
  Operating income (loss)...................     (5,070)       16,622
Interest expense............................      4,707(G)     65,128
Gain (loss) on sale of assets...............         --        23,651
Increase in fair value of redeemable
  warrants..................................     (5,499)(H)        --
Other (income) expense......................         --         1,834
                                                -------      --------
  Income (loss) before provision for income
    taxes...................................     (4,278)      (26,689)
Provision (benefit) for income taxes........      2,039(E)         --
                                                -------      --------
  Income (loss) before extraordinary item...     (6,317)      (26,689)
Extraordinary item, loss on early
  extinguishment of debt....................         --         1,188
                                                -------      --------
Net income (loss)...........................    $(6,317)      (27,877)
                                                =======
Dividends and accretion on preferred
  stock(I)..................................                   12,843
                                                             --------
Loss applicable to common shares............                 $(40,720)
                                                             ========
Deficiency of earnings to fixed charges and
  preferred stock dividends and
  accretion (J).............................                 $ 46,711

           See Accompanying Notes to Pro Forma Financial Information.

                      CAPSTAR BROADCASTING PARTNERS, INC.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1997
                             (DOLLARS IN THOUSANDS)

                                                                          ADJUSTMENTS       PRO FORMA
                                                                            FOR THE            FOR
                                                                           COMPLETED        COMPLETED
                                                                          TRANSACTIONS     TRANSACTIONS     PENDING
                                                           COMPLETED        AND THE          AND THE      TRANSACTIONS
                                          THE COMPANY   TRANSACTIONS(T)    FINANCING        FINANCING     COMBINED(FF)
                                          -----------   ---------------   ------------     ------------   ------------
ASSETS
Current Assets:
  Cash and cash equivalents.............   $ 13,025        $ 11,123         $   (571)(U)     $  9,137       $  5,128
                                                                             (14,440)(V)
  Accounts receivable, net..............     13,051          16,253           (2,648)(U)       26,656         18,202
  Prepaid expenses and other............     17,142           3,250             (699)(U)       19,363          3,213
                                                                                (330)(W)
                                           --------        --------         --------         --------       --------
        Total current assets............     43,218          30,626          (18,688)          55,156         26,543
Property and equipment, net.............     41,991          38,514           13,478(U)        93,983         33,489
Intangible and other assets, net........    358,891         152,695          165,434(U)       685,552        160,623
                                                                                (550)(X)
                                                                                (396)(U)
                                                                              11,750(Y)
                                                                              (2,272)(Z)
                                           --------        --------         --------         --------       --------
        Total assets....................   $444,100        $221,835         $168,756         $834,691       $220,655
                                           ========        ========         ========         ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and other accrued
    expenses............................   $ 15,490        $ 11,096         $ (1,300)(U)     $ 25,286       $  9,856
  Current portion of long-term debt.....         --          16,272          (16,272)(U)           --          9,476
                                           --------        --------         --------         --------       --------
        Total current liabilities.......     15,490          27,368          (17,572)          25,286         19,332
Long-term debt, less current
  portion(PP)...........................    229,955         125,732          (43,172)(U)      429,167        111,375
                                                                             (82,560)(Z)
                                                                             199,212(AA)
                                                                              60,000(BB)
                                                                             (60,000)(BB)
Other long-term liabilities.............     57,757           6,047            2,340(U)        66,144            290
                                           --------        --------         --------         --------       --------
        Total liabilities...............    303,202         159,147           58,248          520,597        130,997
Senior exchangeable preferred
  stock(PP).............................         --              --           94,750(CC)       94,750             --
Redeemable preferred stock..............         --          23,081          (23,081)(DD)          --         20,747
Redeemable warrants.....................         --              --               --               --         17,803
Stockholders' equity (deficit)..........    140,898          39,607          (37,970)(U)      219,344         51,108
                                                                                 750(BB)
                                                                                (750)(BB)
                                                                              84,500(EE)
                                                                              (2,272)(Z)
                                                                              (5,419)(DD)
                                           --------        --------         --------         --------       --------
        Total liabilities and
          stockholders' equity..........   $444,100        $221,835         $168,756         $834,691       $220,655
                                           ========        ========         ========         ========       ========

                                          ADJUSTMENTS
                                            FOR THE
                                            PENDING
                                          TRANSACTIONS
                                            AND THE
                                            RELATED
                                           FINANCING       PRO FORMA
                                          ------------     ----------
ASSETS
Current Assets:
  Cash and cash equivalents.............    $  (3,896)(GG) $    1,837
                                               (8,532)(HH)
  Accounts receivable, net..............       (5,724)(GG)     38,810
                                                 (324)(II)
  Prepaid expenses and other............       (1,918)(GG)      7,152
                                                   (6)(II)
                                              (13,500)(JJ)
                                            ---------      ----------
        Total current assets............      (33,900)         47,799
Property and equipment, net.............       18,785(GG)     145,917
                                                 (340)(II)
Intangible and other assets, net........      244,669(GG)   1,085,959
                                                 (435)(II)
                                               (4,375)(GG)
                                                  (75)(KK)

                                            ---------      ----------
        Total assets....................    $ 224,329      $1,279,675
                                            =========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and other accrued
    expenses............................    $  (5,945)(GG) $   28,975
                                                 (222)(II)
  Current portion of long-term debt.....       (9,476)(LL)         --
                                            ---------      ----------
        Total current liabilities.......      (15,643)         28,975
Long-term debt, less current
  portion(PP)...........................     (111,375)(LL)    615,113
                                              185,946(MM)

Other long-term liabilities.............       43,116(GG)     109,549
                                                   (1)(II)
                                            ---------      ----------
        Total liabilities...............      102,043         753,637
Senior exchangeable preferred
  stock(PP).............................                       94,750
Redeemable preferred stock..............      (20,747)(NN)         --
Redeemable warrants.....................      (17,803)(NN)         --
Stockholders' equity (deficit)..........      (51,108)(OO)    431,288
                                                 (882)(II)
                                              221,217(MM)
                                               (8,391)(NN)

                                            ---------      ----------
        Total liabilities and
          stockholders' equity..........    $ 224,329      $1,279,675
                                            =========      ==========

           See Accompanying Notes to Pro Forma Financial Information.

             NOTES TO THE UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

(A) The schedule below gives effect to the historical acquisitions of the Company consummated prior to March 31, 1997 for the period from January 1, 1997 through March 31, 1997.

       THE COMPANY

                                                                         ADJUSTMENTS
                                                                           FOR THE
                                                                          HISTORICAL
                                                                         ACQUISITIONS      THE
                                                                THE         BY THE       COMPANY
                                                              COMPANY     COMPANY(2)     COMBINED
                                                              -------    ------------    --------
       Net revenue..........................................  $14,107        $(260)      $13,847
       Station operating expenses...........................   10,356           --        10,356
       Depreciation and amortization........................    2,389           --         2,389
       Corporate expenses...................................    1,424           --         1,424
       Other operating expenses.............................       --           --            --
                                                              -------        -----       -------
          Operating income..................................      (62)        (260)         (322)
       Interest expense.....................................    6,792         (260)        6,532
       Gain (loss) on sale of assets........................       --           --            --
       Other (income) expense...............................      (27)          --           (27)
                                                              -------        -----       -------
          Income (loss) before provision for income taxes...   (6,827)          --        (6,827)
       Provision (benefit) for income taxes.................       46           --            46
                                                              -------        -----       -------
          Income (loss) before extraordinary loss...........   (6,873)          --        (6,873)
       Extraordinary loss on early extinguishment of debt...      598         (598)(3)        --
                                                              -------        -----       -------
          Net income (loss).................................  $(7,471)       $ 598       $(6,873)
                                                              =======        =====       =======
       Deficiency of earnings to fixed charges(1)...........  $ 6,827

---------------

      (1) For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges, and "fixed charges" consist of interest, amortization of deferred financing costs and the component of rental expense believed by management to be representative of the interest factor thereon.

      (2) The column gives effect to the LMA fees related to the Community Pacific Acquisition.

      (3) The adjustment reflects the elimination of an extraordinary loss related to the extinguishment of the Company's former credit facility in connection with the Osborn Acquisition during the pro forma period.

                             (DOLLARS IN THOUSANDS)

(B) The schedule below gives effect to the following for the period from January 1, 1997 through March 31, 1997: (i) the historical acquisitions and dispositions of the indicated entities consummated prior to March 31, 1997 and (ii) the acquisitions and dispositions of the indicated entities which were pending at March 31, 1997 and were consummated prior to the date of this current report.

       COMPLETED TRANSACTIONS COMBINED

                                                                                                              OTHER
                                                                                            HISTORICAL      COMPLETED
                                                     HISTORICAL   HISTORICAL   HISTORICAL   COMMUNITY     TRANSACTIONS
                                                     OSBORN(1)     GULFSTAR    BENCHMARK     PACIFIC       COMBINED(2)
                                                     ----------   ----------   ----------   ----------   ---------------
   Net revenue.....................................    $3,577      $10,995       $ 6,444      $1,681         $2,098
   Station operating expenses......................     2,937        7,948         5,338       1,311          1,974
   Depreciation and amortization...................       418        1,001         1,336         350           (217)
   Corporate expenses..............................       268          518           265         197              8
   Other operating expenses........................        --        2,469            --          --             --
                                                       ------      -------       -------      ------         ------
     Operating income (loss).......................       (46)        (941)         (495)       (177)           333
   Interest expense................................       385        1,846           937         238           (138)
   Gain (loss) on sale of assets...................     5,348           --            --          --             --
   Other (income) expense..........................      (212)         (36)          (61)          2             47
                                                       ------      -------       -------      ------         ------
     Income (loss) before provision for income
        taxes......................................     5,129       (2,751)       (1,371)       (417)           424
   Provision (benefit) for income taxes............        32         (102)           --          --              2
                                                       ------      -------       -------      ------         ------
     Net income (loss).............................    $5,097      $(2,649)      $(1,371)     $ (417)        $  422
                                                       ======      =======       =======      ======         ======

                                                       ADJUSTMENTS
                                                           FOR          COMPLETED
                                                       HISTORICAL      TRANSACTIONS
                                                     TRANSACTIONS(3)     COMBINED
                                                     ---------------   ------------
   Net revenue.....................................       $845           $25,640
   Station operating expenses......................        742            20,250
   Depreciation and amortization...................         --             2,888
   Corporate expenses..............................         --             1,256
   Other operating expenses........................         --             2,469
                                                          ----           -------
     Operating income (loss).......................        103            (1,223)
   Interest expense................................         --             3,268
   Gain (loss) on sale of assets...................         --             5,348
   Other (income) expense..........................         --              (260)
                                                          ----           -------
     Income (loss) before provision for income
        taxes......................................        103             1,117
   Provision (benefit) for income taxes............         --               (68)
                                                          ----           -------
     Net income (loss).............................       $103           $ 1,185
                                                          ====           =======

---------------

       (1) The column represents the consolidated results of operations of Osborn from January 1, 1997 through February 20, 1997, the date of the Osborn Acquisition.

       (2) The column represents the historical combined operating results of the following entities and stations which were acquired or sold prior to the date of this current report: (i) Stephens Radio, acquired by GulfStar prior to the GulfStar Transaction; (ii) Space Coast, Cavalier, McForhun and Livingston, all acquired by the Company; (iii) WESC-AM/FM and WFNQ-FM, all sold by Benchmark prior to the Benchmark Acquisition; (iv) WMCZ-FM, WMHS-FM and WZHT-FM, all acquired by Benchmark prior to the Benchmark Acquisition; (v) the stations acquired in the Osborn Add-on Acquisitions; and (vi) the stations sold in the Osborn Ft. Myers Disposition.

       (3) The adjustments give effect to the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired prior to March 31, 1997: (i) WYNU-FM and WTXT-FM, both acquired by Osborn; (ii) WSCQ-FM, WFMX-FM and WSIC-AM, all acquired by Benchmark; (iii) KTRA-FM, KKFG-FM, KDAG-FM and KCQL-AM, all acquired by GulfStar; and (iv) the stations acquired in the Osborn Add-on Acquisitions.

                             (DOLLARS IN THOUSANDS)

(C) The adjustment reflects (i) a change in depreciation and amortization resulting from conforming the estimated useful lives of the acquired stations and (ii) the additional depreciation and amortization expense resulting from the allocation of the purchase price of the acquired stations including an increase in property and equipment, FCC licenses, and intangible assets to their estimated fair market value and the recording of goodwill associated with the acquisitions. Goodwill and FCC licenses are being amortized over 40 years.

(D) The adjustment reflects interest expense associated with (i) the Existing Capstar Radio Notes, (ii) the Notes, (iii) the New Capstar Radio Notes,
      (iv) the Credit Facility, and (v) the amortization of deferred financing fees associated with the Notes, the New Capstar Radio Notes and the Credit Facility, net of interest expense related to the existing indebtedness of the companies included within the Completed Transactions Combined and the Company. Deferred financing fees are amortized over the term of the related debt.

                                                                                THREE MONTHS
                                                                YEAR ENDED     ENDED MARCH 31,
                                                               DECEMBER 31,   -----------------
                                                                   1996        1996      1997
                                                               ------------   -------   -------
      Existing Capstar Radio Notes...........................    $  8,878     $ 2,220   $ 2,220
      Notes..................................................      20,261       5,065     5,065
      New Capstar Radio Notes................................      18,427       4,607     4,607
                                                                 --------     -------   -------
      Interest expense before amortization of deferred
        financing fees.......................................      47,566      11,892    11,892
      Amortization of deferred financing fees................       2,686         673       673
                                                                 --------     -------   -------
        Pro forma interest expense...........................      50,252      12,565    12,565
      Pro forma interest expense for the Company and
        Commodore............................................     (30,011)     (7,504)       --
      Historical interest expense for the Company............          --          --    (6,532)
      Historical interest expense for the Completed
        Transactions Combined................................     (10,639)     (2,273)   (3,268)
                                                                 --------     -------   -------
        Net adjustment.......................................    $  9,602     $ 2,788   $ 2,765
                                                                 ========     =======   =======

(E) The adjustment reflects the elimination of historical income tax expense (benefit) as the Company would have generated a taxable loss during the pro forma period.

                             (DOLLARS IN THOUSANDS)

(F) The columns represent the combined income statements for the period from January 1, 1997 through March 31, 1997 of the acquisitions and dispositions of the Company which were pending at March 31, 1997 and have not been consummated as of the date of this current report.

       PENDING TRANSACTIONS COMBINED

                                                                                                        OTHER
                                                            HISTORICAL                                 PENDING         PENDING
                                  HISTORICAL   HISTORICAL     KNIGHT     HISTORICAL   HISTORICAL    TRANSACTIONS     TRANSACTIONS
                                   MADISON     PATTERSON     QUALITY       AMERON       QUASS        COMBINED(1)       COMBINED
                                  ----------   ----------   ----------   ----------   ----------   ---------------   ------------
   Net revenue..................    $2,028      $10,727       $3,663       $1,856        $921          $4,490          $23,685
   Station operating expenses...     1,246        8,319        2,965        1,616         689           3,659           18,494
   Depreciation and
     amortization...............       376        1,162          206          167          73             596            2,580
   Corporate expenses...........        47        1,151          371           --          --              36            1,605
   Other operating expenses.....        --          233           --           --           2              --              235
                                    ------      -------       ------       ------        ----          ------          -------
     Operating income (loss)....       359         (138)         121           73         157             199              771
   Interest expense.............       348        1,716          165          218          86             495            3,028
   Gain (loss) on sale of
     assets.....................        --           --            6           --          --              --                6
   Increase in fair value of
     redeemable warrants........        --        5,882           --           --          --              --            5,882
   Other (income) expense.......        --           (3)         (36)           5          --             (32)             (66)
                                    ------      -------       ------       ------        ----          ------          -------
     Income (loss) before
        provision for income
        taxes...................        11       (7,733)          (2)        (150)         71            (264)          (8,067)
   Provision (benefit) for
     income taxes...............        --       (2,861)          24           --          30              --           (2,807)
                                    ------      -------       ------       ------        ----          ------          -------
     Net income (loss)..........    $   11      $(4,872)      $  (26)      $ (150)       $ 41          $ (264)         $(5,260)
                                    ======      =======       ======       ======        ====          ======          =======

      ---------------------

      (1) The column represents the historical combined operating results of the following entities and stations to be acquired or sold subsequent to the date of this current report: (i) WMEZ-FM, KRDU-AM, KJOI-FM, and WQFN-FM, all pending acquisitions of Patterson; (ii) Emerald City, COMCO, Commonwealth, WRIS, Griffith, Grant, the stations to be acquired in the SFX Exchange, American General, KLAW, KJEM, and Booneville, all pending acquisitions of the Company; and (iii) WTAW-FM, KTSR-FM, and KAGG-FM, all pending dispositions of the Company.

                             (DOLLARS IN THOUSANDS)

(G) The adjustment reflects interest expense associated with (i) the Existing Capstar Radio Notes, (ii) the Notes, (iii) the New Capstar Radio Notes,
     (iv) the Credit Facility and (v) the amortization of deferred financing fees associated with the Notes, the New Capstar Radio Notes and the Credit Facility, all net of interest expense related to the existing indebtedness of the companies included within the Pending Transactions Combined and the Company. Deferred financing fees are amortized over the term of the related debt.

                                                                                THREE MONTHS
                                                             YEAR ENDED       ENDED MARCH 31,
                                                            DECEMBER 31,    --------------------
                                                                1996          1996        1997
                                                            ------------    --------    --------
      Existing Capstar Radio Notes........................    $  8,878      $  2,220    $  2,220
      Notes...............................................      20,261         5,065       5,065
      New Capstar Radio Notes.............................      18,427         4,607       4,607
      The Credit Facility at 8.0%.........................      14,876         3,719       3,719
                                                              --------      --------    --------
      Interest expense before amortization of deferred
        financing
        fees..............................................      62,442        15,611      15,611
      Amortization of deferred financing fees.............       2,686           673         673
                                                              --------      --------    --------
        Pro forma interest expense........................      65,128        16,284      16,284
      Pro forma interest expense for the Completed
        Transactions......................................     (50,252)      (12,565)    (12,565)
      Historical interest expense for the Pending
        Transactions Combined.............................     (10,169)       (2,080)     (3,028)
                                                              --------      --------    --------
        Net adjustment....................................    $  4,707      $  1,639    $    691
                                                              ========      ========    ========

(H) The adjustment reflects the elimination of the increase in fair value of the redeemable warrants as the warrants will be repurchased in connection with the Patterson Acquisition.

(I) The adjustment reflects the dividends and accretion on the Senior Exchangeable Preferred Stock.

(J) For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges, and "fixed charges" consist of interest, amortization of deferred financing costs and the component of rental expense believed by management to be representative of the interest factor thereon. Preferred stock dividends and accretion are included in fixed charges where appropriate.

                             (DOLLARS IN THOUSANDS)

(K) The schedule below gives effect to the historical acquisitions of the Company's predecessor, Commodore, consummated prior to March 31, 1997 for the period from January 1, 1996 through March 31, 1996.

       THE COMPANY

                                                                    ADJUSTMENTS FOR
                                                                    THE HISTORICAL
                                                         THE        ACQUISITIONS BY    THE COMPANY
                                                      COMPANY(1)     COMMODORE(3)       COMBINED
                                                      ----------    ---------------    -----------
      Net revenue...................................   $ 7,416          $1,687           $ 9,103
      Station operating expenses....................     5,375           1,487             6,862
      Depreciation and amortization.................       480              --               480
      Corporate expenses............................       466              --               466
      Other operating expenses......................        --              --                --
                                                       -------          ------           -------
        Operating income (loss).....................     1,095             200             1,295
      Interest expense..............................     2,452              --             2,452
      Gain (loss) on sale of assets.................        --              --                --
      Other (income) expense........................        52              --                52
                                                       -------          ------           -------
        Income (loss) before provision for income
           taxes....................................    (1,409)            200            (1,209)
      Provision (benefit) for income taxes..........        27              --                27
                                                       -------          ------           -------
        Net income (loss)...........................   $(1,436)         $  200           $(1,236)
                                                       =======          ======           =======
      Deficiency of earnings to fixed charges(2)....   $ 1,409

---------------

      (1) The column represents the results of operations of the Company's predecessor, Commodore, from January 1, 1996 through March 31, 1996.

      (2) For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges, and "fixed charges" consist of interest, amortization of deferred financing costs and the component of rental expense believed by management to be representative of the interest factor thereon.

      (3) The column gives effect to the historical operating results and LMA and JSA revenue and expense of the following stations acquired by the
          Commodore: the stations acquired in the Huntington Acquisition (as defined), WKHL-FM, WSTC-AM, WAVW-FM, WBBE-FM, WAXE-AM, WAXB-FM, WZZN-FM and WPUT-AM.

(L) The adjustment reflects interest expense associated with (i) the Existing Capstar Radio Notes, (ii) the Notes, and (iii) the amortization of deferred financing fees associated with the Notes, net of interest expense related to the existing indebtedness of the Company and Commodore. Deferred financing fees are amortized over the term of the related debt.

                                                              YEAR ENDED         THREE MONTHS ENDED
                                                           DECEMBER 31, 1996       MARCH 31, 1996
                                                           -----------------    --------------------
      Existing Capstar Radio Notes.......................       $ 8,878               $ 2,220
      Notes..............................................        20,261                 5,065
                                                                -------               -------
      Interest expense before amortization of deferred
        financing fees...................................        29,139                 7,285
      Amortization of deferred financing fees............           872                   219
                                                                -------               -------
        Pro forma interest expense.......................        30,011                 7,504
      Historical interest expense for the Company........        (5,035)                   --
      Historical interest expense for Commodore..........        (8,861)               (2,452)
                                                                -------               -------
      Net adjustment.....................................       $16,115               $ 5,052
                                                                =======               =======

                             (DOLLARS IN THOUSANDS)

(M) The schedule below gives effect to the following for the period from January 1, 1996 through March 31, 1996: (i) the historical acquisitions and dispositions of the indicated entities consummated prior to March 31, 1997; and (ii) the acquisitions and dispositions of the indicated entities which were pending at March 31, 1997 and were consummated prior to the date of this current report.

       COMPLETED TRANSACTIONS COMBINED

                                                                                OTHER         ADJUSTMENTS
                                                                HISTORICAL    COMPLETED           FOR          COMPLETED
                         HISTORICAL   HISTORICAL   HISTORICAL   COMMUNITY    TRANSACTIONS     HISTORICAL      TRANSACTIONS
                           OSBORN      GULFSTAR    BENCHMARK     PACIFIC     COMBINED(1)    TRANSACTIONS(2)     COMBINED
                         ----------   ----------   ----------   ----------   ------------   ---------------   ------------
   Net revenue.........    $6,852       $4,595       $ 6,217      $2,403        $3,046          $6,636          $29,749
   Station operating
     expenses..........     5,868        3,604         4,964       2,025         2,285           4,904           23,650
   Depreciation and
     amortization......     1,211          677         1,330         329          (175)             --            3,372
   Corporate
     expenses..........       457          171           819         166             8              --            1,621
   Other operating
     expenses..........        --          273            --          --            --              --              273
                           ------       ------       -------      ------        ------          ------          -------
     Operating income
       (loss)..........      (684)        (130)         (896)       (117)          928           1,732              833
   Interest expense....       635          851           646         216           (75)             --            2,273
   Gain (loss) on sale
     of assets.........     6,874           --            --          --             2              --            6,876
   Other (income)
     expense...........        93           (4)          (58)         50            (8)             --               73
                           ------       ------       -------      ------        ------          ------          -------
     Income (loss)
       before provision
       for income
       taxes...........     5,462         (977)       (1,484)       (383)        1,013           1,732            5,363
   Provision (benefit)
     for income
     taxes.............       851         (191)           --          --            --              --              660
                           ------       ------       -------      ------        ------          ------          -------
     Net income
       (loss)..........    $4,611       $ (786)      $(1,484)     $ (383)       $1,013          $1,732          $ 4,703
                           ======       ======       =======      ======        ======          ======          =======

---------------

       (1) The column represents the historical combined operating results of the following entities and stations which were acquired or sold prior to the date of this current report: (i) Stephens Radio, KWHN-AM, KMAG-FM, KLLI-FM and KYGL-FM, all acquired by GulfStar prior to the GulfStar Transaction; (ii) Space Coast, Cavalier, McForhun and Livingston, all acquired by the Company; (iii) the stations acquired in the Osborn Add-on Acquisitions; (iv) WESC-AM/FM and WFNQ-FM, all sold by Benchmark prior to the Benchmark Acquisition; (iv) WMCZ-FM, WMHS-FM and WZHT-FM, all acquired by Benchmark prior to the Benchmark Acquisition; and (v) the stations sold in the Osborn Ft. Myers Disposition.

       (2) The adjustments give effect to the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold prior to March 31, 1997: (i) WKWK-FM, WRIR-FM, WGEW-FM, WEEL-FM, WBBD-AM, WYNU-FM and WTXT-FM, all acquired by Osborn prior to the Osborn Acquisition; (ii) WWRD-FM, WNDR-AM, WNTQ-FM, WFXK-FM, WAYV-FM, and WFKS-FM, all sold by Osborn prior to the Osborn Acquisition; (iii) KRYS-AM/FM, KMXR-FM, KNCN-FM, KEZA-FM, KKIX-FM, KKZQ-FM, KIIZ-FM, KLFX-FM, KFMX-FM, KKAM-AM, KRLB-FM, KZII-FM, KFYO-AM, KBRQ-FM, KKTK-AM, WACO-FM, KCKR-FM, KWTX-AM/FM, KTRA-FM, KKFG-FM, KDAG-FM, and KCQL-AM, all acquired by GulfStar;
           (iv) KLTX-AM, sold by GulfStar; (v) WJMI-FM, WOAD-FM, WKXI-FM/AM, WSCQ-FM, WFMX-FM, WSIC-AM, KRMD-AM/FM and WJMZ-FM, all acquired by Benchmark; and (vi) WLTY-FM, WTAR-AM and WKOC-FM, all sold by Benchmark.

(N) The adjustment collectively gives effect to the warrants issued to R. Steven Hicks in connection with the financing of the Commodore Acquisition, the Osborn Acquisition and the GulfStar Transaction.

                             (DOLLARS IN THOUSANDS)

(O) The column represents the combined income statements for the period from January 1, 1996 through March 31, 1996 of the acquisitions and dispositions of the Company which were pending at March 31, 1997 and have not been consummated as of the date of this current report.

       PENDING TRANSACTIONS COMBINED

                                                      HISTORICAL                  HISTORICAL
                                      HISTORICAL        POINT        HISTORICAL     KNIGHT     HISTORICAL   HISTORICAL
                                     MIDCONTINENT   COMMUNICATIONS   PATTERSON     QUALITY       AMERON       QUASS
                                     ------------   --------------   ----------   ----------   ----------   ----------
   Net revenue.....................     $ 735           $ 950          $6,097       $3,757       $1,602        $894
   Station operating expenses......       794             684           5,144        2,949        1,461         708
   Depreciation and amortization...       108             382             522          259          165          69
   Corporate expenses..............        --              52             576          371           --          --
   Other operating income..........        --              --              --           --           --          (3)
                                        -----           -----          ------       ------       ------        ----
     Operating income (loss).......      (167)           (168)           (145)         178          (24)        120
   Interest expense................        --             260             821          174          221         103
   Gain (loss) on sale of assets...        --              --              --          530           --          --
   Other (income) expense..........       (17)             --             (55)         (19)         (11)         (7)
                                        -----           -----          ------       ------       ------        ----
     Income (loss) before provision
        for income taxes...........      (150)           (428)           (911)         553         (234)         24
   Provision (benefit) for income
     taxes.........................       (51)             --              --           69           --          11
                                        -----           -----          ------       ------       ------        ----
     Net income (loss).............     $ (99)          $(428)         $ (911)      $  484       $ (234)       $ 13
                                        =====           =====          ======       ======       ======        ====

                                        OTHER
                                       PENDING      ADJUSTMENTS FOR     PENDING
                                     TRANSACTIONS     HISTORICAL      TRANSACTIONS
                                     COMBINED(1)    TRANSACTIONS(2)     COMBINED
                                     ------------   ---------------   ------------
   Net revenue.....................     $4,396          $3,861          $22,292
   Station operating expenses......      3,665           2,843           18,248
   Depreciation and amortization...        534              --            2,039
   Corporate expenses..............         48                            1,047
   Other operating income..........         --                               (3)
                                        ------          ------          -------
     Operating income (loss).......        149           1,018              961
   Interest expense................        501                            2,080
   Gain (loss) on sale of assets...         --              --              530
   Other (income) expense..........        (32)             --             (141)
                                        ------          ------          -------
     Income (loss) before provision
        for income taxes...........       (320)          1,018             (448)
   Provision (benefit) for income
     taxes.........................         --              --               29
                                        ------          ------          -------
     Net income (loss).............     $ (320)         $1,018          $  (477)
                                        ======          ======          =======

---------------

       (1) The column represents the historical combined operating results of the following entities and stations to be acquired or sold subsequent to the date of this current report: (i) WMEZ-FM, KRDU-AM, KJOI-FM, and WQFN-FM, all pending acquisitions of Patterson; and (ii) Emerald City, COMCO, Commonwealth, WRIS, Griffith, Grant, the stations to be acquired in the SFX Exchange, Noalmark, American General, KLAW, KJEM and Booneville, all pending acquisitions of the Company.

       (2) The adjustments give effect to the historical operating results and/or LMA or JSA expense and/or revenue of the following stations:
           WNNK-FM, WTCY-AM, WXBM-FM, WWSF-FM, WSOK-AM, WLVH-FM, WAEV-FM, KIKI-FM/AM, KKLV-FM, KHVH-AM, WFMB-FM/AM, WCVS-FM, KCBL-AM, KBOS-FM and KTHT-FM, all purchased by Patterson prior to March 31, 1997.

                             (DOLLARS IN THOUSANDS)

(P) The schedule below gives effect to the historical acquisitions of the Company's predecessor, Commodore, consummated prior to March 31, 1997 for the period from January 1, 1996 through December 31, 1996.

       THE COMPANY

                                                                          ADJUSTMENTS
                                                                            FOR THE
                                                                          HISTORICAL
                                               THE        HISTORICAL    ACQUISITIONS BY   THE COMPANY
                                            COMPANY(1)   COMMODORE(3)    COMMODORE(4)      COMBINED
                                            ----------   ------------   ---------------   -----------
      Net revenue.........................   $10,303       $ 31,957         $2,213         $ 44,473
      Station operating expenses..........     6,283         21,291          2,224           29,798
      Depreciation and amortization.......     1,331          2,158             --            3,489
      Corporate expenses..................       601          1,757             --            2,358
      Other operating expenses............       744         13,834             --           14,578
                                             -------       --------         ------         --------
        Operating income (loss)...........     1,344         (7,083)           (11)          (5,750)
      Interest expense....................     5,035          8,861             --           13,896
      Gain (loss) on sale of assets.......        --             --             --               --
      Other (income) expense..............        65          1,759             --            1,824
                                             -------       --------         ------         --------
        Income (loss) before provision for
           income taxes...................    (3,756)       (17,703)           (11)         (21,470)
      Provision (benefit) for income
        taxes.............................        --            133             --              133
                                             -------       --------         ------         --------
        Net income (loss).................   $(3,756)      $(17,836)        $  (11)        $(21,603)
                                             =======       ========         ======         ========
      Deficiency of earnings to fixed
        charges(2)........................   $ 3,756

---------------

      (1) The column represents the consolidated result of operations of the Company and its predecessor, Commodore, from October 17, 1996 through December 31, 1996.

      (2) For purposes of this calculation, "earnings" consist of income (loss) before income taxes and fixed charges, and "fixed charges" consist of interest, amortization of deferred financing costs and the component of rental expense believed by management to be representative of the interest factor thereon.

      (3) The column represents the consolidated results of operations of Commodore from January 1, 1996 through October 16, 1996, the date of the Commodore Acquisition.

      (4) The column gives effect to the historical operating results and LMA or JSA revenue and expense of the following stations acquired by
          Commodore: the stations acquired in the Huntington Acquisition, WKHL-FM, WSTC-AM, WAVW-FM, WBBE-FM, WAXE-AM, WAXB-FM, WZZN-FM and WPUT-AM.

(Q) The adjustment reflects the elimination of (i) merger related compensation expenses and (ii) other expenses related to the acquisition of Commodore by the Company, including costs related to the abandoned initial public offering of Commodore. These expenses were recognized by Commodore in connection with the acquisition.

                             (DOLLARS IN THOUSANDS)

(R) The schedule below gives effect to the following for the period from January 1, 1996 through December 31, 1996: (i) the historical acquisitions and dispositions of the indicated entities consummated prior to March 31, 1997, and (ii) the acquisitions and dispositions of the indicated entities which were pending at March 31, 1997 and were consummated prior to the date of this current report.

      COMPLETED TRANSACTIONS COMBINED

                                                                                  OTHER          ADJUSTMENTS
                                                                HISTORICAL      COMPLETED            FOR          COMPLETED
                         HISTORICAL   HISTORICAL   HISTORICAL   COMMUNITY     TRANSACTIONS       HISTORICAL      TRANSACTIONS
                           OSBORN      GULFSTAR    BENCHMARK     PACIFIC       COMBINED(1)     TRANSACTIONS(2)     COMBINED
                         ----------   ----------   ----------   ----------   ---------------   ---------------   ------------
   Net revenue.........   $37,215      $32,563       $27,255      $11,199        $12,742           $24,393         $145,367
   Station operating
     expenses..........    28,823       24,299        21,253        8,916          8,142            16,434          107,867
   Depreciation and
     amortization......     4,756        2,810         5,320        1,416           (692)               --           13,610
   Corporate
     expenses..........     1,850        1,923         1,513          760           (135)               --            5,911
   Other operating
     expenses..........     1,200        5,432            --           --            243                --            6,875
                          -------      -------       -------      -------        -------           -------         --------
     Operating income
       (loss)..........       586       (1,901)         (831)         107          5,184             7,959           11,104
   Interest expense....     2,202        4,604         3,384          933           (484)               --           10,639
   Gain (loss) on sale
     of assets.........    13,522           --         9,612          (11)            32                --           23,155
   Other (income)
     expense...........       291          829          (679)           8           (157)               --              292
                          -------      -------       -------      -------        -------           -------         --------
     Income (loss)
       before provision
       for income
       taxes...........    11,615       (7,334)        6,076         (845)         5,857             7,959           23,328
   Provision (benefit)
     for income
     taxes.............     2,379         (322)           --           --              2                --            2,059
                          -------      -------       -------      -------        -------           -------         --------
     Income (loss)
       before
       extraordinary
       item............     9,236       (7,012)        6,076         (845)         5,855             7,959           21,269
   Extraordinary item,
     loss on early
     extinguishment of
     debt..............        --        1,188            --           --             --                --            1,188
                          -------      -------       -------      -------        -------           -------         --------
     Net income........   $ 9,236      $(8,200)      $ 6,076      $  (845)       $ 5,855           $ 7,959         $ 20,081
                          =======      =======       =======      =======        =======           =======         ========

---------------

       (1) The column represents the historical combined operating results of the following entities and stations which were acquired or sold prior to the date of this current report: (i) Stephens Radio, KWHN-AM, KMAG-FM, KLLI-FM and KYGL-FM, all acquired by GulfStar prior to the GulfStar Transaction; (ii) Space Coast, Cavalier, McForhun and Livingston, all acquired by the Company; (iii) the stations acquired in the Osborn Add-on Acquisitions; (iv) WESC-AM/FM and WFNQ-FM, all sold by Benchmark prior to the Benchmark Acquisition; (v) WMCZ-FM, WMHS-FM and WZHT-FM, all acquired by Benchmark prior to the Benchmark Acquisition; and (vi) the stations sold in the Osborn Ft. Myers Disposition.

       (2) The adjustments give effect to the historical operating results and/or LMA or JSA expense and/or revenue of the following stations which were acquired or sold prior to March 31, 1997: (i) WKWK-FM, WRIR-FM, WEGW-FM, WEEL-FM, WBBD-AM, WYNU-FM and WTXT-FM, all acquired by Osborn; (ii) WWRD-FM, WNDR-AM, WNTQ-FM, WFXK-FM, WAYV-FM, and WFKS-FM, all sold by Osborn; (iii) KRYS-AM/FM, KMXR-FM, KNCN-FM, KEZA-FM, KKIX-FM, KKZQ-FM, KIIZ-FM, KLFX-FM, KLTX-FM, KFMX-FM, KKAM-AM, KRLB-FM, KZII-FM, KFYO-AM, KBRQ-FM, KKTK-AM, WACO-FM, KCKR-FM, KWTX-AM/FM, KTRA-FM, KKFG-FM, KDAG-FM, and KCQL-AM, all acquired by GulfStar; (iv) KLTX-AM, sold by GulfStar; (v) WJMI-FM, WOAD-FM, WKXI-FM/AM, WSCQ-FM, WFMX-FM, WSIC-AM, KRMD-AM/FM and WJMZ-FM, all acquired by Benchmark; and
             (vi) WLTY-FM, WTAR-AM and WKOC-FM, all sold by Benchmark.

                             (DOLLARS IN THOUSANDS)

(S) The column represents the combined income statements for the period from January 1, 1996 through December 31, 1996 of the acquisitions and dispositions which were pending at March 31, 1997 and have not been consummated as of the date of this current report.

       PENDING TRANSACTIONS COMBINED

                                                           HISTORICAL                  HISTORICAL
                                           HISTORICAL        POINT        HISTORICAL     KNIGHT     HISTORICAL   HISTORICAL
                                          MIDCONTINENT   COMMUNICATIONS   PATTERSON     QUALITY       AMERON       QUASS
                                          ------------   --------------   ----------   ----------   ----------   ----------
         Net revenue...................      $3,446          $5,601        $41,369      $16,597       $8,131       $4,037
         Station operating expenses....       2,555           3,430         30,225       12,812        5,858        3,273
         Depreciation and
           amortization................         405           1,538          3,537        1,005          663          293
         Corporate expenses............          --             179          2,624        2,084           --           --
         Other operating (income)
           expenses....................          --              --            143           --           --          (31)
                                             ------          ------        -------      -------       ------       ------
           Operating income (loss).....         486             454          4,840          696        1,610          502
         Interest expense..............          --           1,071          5,052          710          843          428
         Gain (loss) on sale of
           assets......................          --              --             --          568           --           --
         Increase in fair value of
           redeemable warrants.........          --              --          5,499           --           --           --
         Other (income) expense........         (69)             (8)           (37)         (60)          76          (26)
                                             ------          ------        -------      -------       ------       ------
           Income (loss) before
             provision for income
             taxes.....................         555            (609)        (5,674)         614          691          100
         Provision (benefit) for income
           taxes.......................         189              --         (2,344)          77           --           39
                                             ------          ------        -------      -------       ------       ------
           Net income (loss)...........      $  366          $ (609)       $(3,330)     $   537       $  691       $   61
                                             ======          ======        =======      =======       ======       ======

                                            OTHER
                                           PENDING      ADJUSTMENTS FOR     PENDING
                                         TRANSACTIONS     HISTORICAL      TRANSACTIONS
                                         COMBINED(1)    TRANSACTIONS(2)     COMBINED
                                         ------------   ---------------   ------------
         Net revenue...................    $18,098          $7,412          $104,691
         Station operating expenses....     13,434           4,846            76,433
         Depreciation and
           amortization................      2,213              --             9,654
         Corporate expenses............        274              --             5,161
         Other operating (income)
           expenses....................         --              --               112
                                           -------          ------          --------
           Operating income (loss).....      2,177           2,566            13,331
         Interest expense..............      2,065              --            10,169
         Gain (loss) on sale of
           assets......................        (72)             --               496
         Increase in fair value of
           redeemable warrants.........         --              --             5,499
         Other (income) expense........       (158)             --              (282)
                                           -------          ------          --------
           Income (loss) before
             provision for income
             taxes.....................        198           2,566            (1,559)
         Provision (benefit) for income
           taxes.......................         --              --            (2,039)
                                           -------          ------          --------
           Net income (loss)...........    $   198          $2,566          $    480
                                           =======          ======          ========

---------------

       (1) The column represents the historical combined operating results of the following entities and stations to be acquired or sold subsequent to the date of this current report: (i) WMEZ-FM, KRDU-AM, KJOI-FM, and WQFN-FM, all pending acquisitions of Patterson; (ii) Emerald City, COMCO, Commonwealth, WRIS, Griffith, Grant, the stations be acquired in the SFX Exchange, Noalmark, American General, KLAW, KJEM, and Booneville, all pending acquisitions of the Company; and (iii) WTAW-AM, KTSR-FM and KAGG-FM, all pending dispositions of the Company.

       (2) The adjustments give effect to the historical operating results and/or LMA or JSA expense and/or revenue of the following stations:
           WNNK-FM, WTCY-AM, WXBM-FM, WWSF-FM, WSOK-AM, WLVH-FM, WAEV-FM, KIKI-FM/AM, KKLV-FM, KHVH-AM, WFMB-FM/AM, WCVS-FM, KCBL-AM, KBOS-FM, and KTHT-FM, all purchased by Patterson prior to March 31, 1997.

                             (DOLLARS IN THOUSANDS)

(T) The schedule below gives effect to the acquisitions and dispositions of the companies acquired in the Completed Transactions which were consummated prior to the date of this current report.

      COMPLETED TRANSACTIONS COMBINED

                                                                                                        OTHER
                                                                                       HISTORICAL     COMPLETED       COMPLETED
                                                           HISTORICAL    HISTORICAL    COMMUNITY     TRANSACTIONS    TRANSACTIONS
                                                            GULFSTAR     BENCHMARK      PACIFIC      COMBINED(1)       COMBINED
                                                           ----------    ----------    ----------    ------------    ------------
      ASSETS
      Current assets:
        Cash and cash equivalents........................   $  5,979       $ 4,021       $   331       $   792         $ 11,123
        Accounts receivable, net.........................      8,232         4,563           745         2,713           16,253
        Prepaid expenses and other.......................      1,536         1,232           145           337            3,250
                                                            --------       -------       -------       -------         --------
                Total current assets.....................     15,747         9,816         1,221         3,842           30,626
      Property and equipment, net........................     17,485        14,055         3,806         3,168           38,514
      Intangible and other assets, net...................     84,805        46,221        12,696         8,973          152,695
                                                            --------       -------       -------       -------         --------
                Total assets.............................   $118,037       $70,092       $17,723       $15,983         $221,835
                                                            ========       =======       =======       =======         ========
      LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities:
        Accounts payable and other accrued expenses......   $  4,819       $ 4,112       $   330       $ 1,835         $ 11,096
        Current portion of long-term debt................        214        14,223         1,438           397           16,272
                                                            --------       -------       -------       -------         --------
                Total current liabilities................      5,033        18,335         1,768         2,232           27,368
      Long-term debt, less current portion...............     82,346        29,849         8,337         5,200          125,732
      Other long-term liabilities........................      5,940            56            --            51            6,047
                                                            --------       -------       -------       -------         --------
                Total liabilities........................     93,319        48,240        10,105         7,483          159,147
      Redeemable preferred stock.........................     23,081            --            --            --           23,081
      Stockholders' equity...............................      1,637        21,852         7,618         8,500           39,607
                                                            --------       -------       -------       -------         --------
                Total liabilities and stockholders'
                  equity.................................   $118,037       $70,092       $17,723       $15,983         $221,835
                                                            ========       =======       =======       =======         ========

---------------

       (1) The column represents the historical combined balance sheets of (i) the stations in the Osborn Add-On Acquisitions and the Osborn Ft. Myers Disposition; (ii) Stephens Radio, KWHN-AM, KMAG-FM, KLLI-FM and KYGL-FM, all acquired by GulfStar prior to the GulfStar Transaction;
           (iii) Space Coast, Cavalier, McForhun and Livingston, all acquired by the Company; and (iv) WMCZ-FM, WMHS-FM and WZHT-FM all acquired by Benchmark prior to the Benchmark Acquisition.

                             (DOLLARS IN THOUSANDS)

(U) The adjustments reflect (i) the assumption of $2,391 in liabilities in connection with the Completed Transactions, (ii) the acquisition of GulfStar, which is accounted for at historical cost on a basis similar to a pooling of interests, and (iii) the elimination of the historical equity of the Completed Transactions, excluding the equity of GulfStar of $24,718, and the allocation of the purchase prices, net of the proceeds from the Osborn Ft. Myers Disposition, of the Completed Transactions to the assets acquired and liabilities assumed resulting in an adjustment to property and equipment and FCC licenses to their estimated fair market values and the recording of goodwill associated with the acquisitions as follows:

                                                         ALLOCATION OF
                                                           PURCHASE
                                                          PRICES AND        CARRYING
                                                          GULFSTAR AT       VALUE OF
                                                          HISTORICAL       COMPLETED
                                                             COST         TRANSACTIONS    ADJUSTMENTS
                                                         -------------    ------------    -----------
      Cash and cash equivalents........................    $ 10,552         $ 11,123       $   (571)
      Accounts receivable, net.........................      13,605           16,253         (2,648)
      Prepaid expenses and other.......................       2,551            3,250           (699)
      Property and equipment, net......................      51,992           38,514         13,478
      Intangible and other assets, net.................     315,461          150,027        165,434
      Deferred financing...............................       2,272            2,668           (396)
      Accounts payable and other accrued expenses......      (9,796)         (11,096)        (1,300)
      Long-term debt, including the current portion....     (82,560)        (142,004)       (59,444)
      Other long-term liabilities......................      (8,387)          (6,047)         2,340
      Stockholders' equity.............................     (24,718)         (62,688)       (37,970)
                                                           --------
           Total purchase prices and deferred financing
             charges...................................    $270,972
                                                           ========

(V) The adjustment reflects the excess cash used in connection with the Completed Transactions.

(W) The adjustment reflects $330 placed in escrow as security for Benchmark's obligation to consummate the acquisition of WESC-AM/FM and WFNQ-FM located in Greenville, South Carolina, and the use of the deposit to pay a portion of the purchase price in connection with the related acquisition.

(X) The adjustment reflects $550 placed in escrow as security for the Company's obligation to consummate the Osborn Huntsville Acquisition, which was subsequently used to pay a portion of the purchase price in connection with the related acquisition.

(Y) The adjustment reflects the estimated deferred financing costs of $7,750 and $4,000 associated with the Capstar Radio Notes Offering and the Credit Facility, respectively.

(Z) The adjustments reflect the repayment of current borrowings of GulfStar of $82,560, including repayment of indebtedness under the GulfStar credit facility, and the write-off of $2,272 of related deferred financing costs which resulted in an extraordinary charge in the period the repayment was made.

(AA) The adjustment reflects proceeds of $199,212 from the Capstar Radio Notes Offering.

                             (DOLLARS IN THOUSANDS)

(BB) As part of the Benchmark Acquisition, the Fund III Acquisition Sub entered into a senior credit agreement (the "Acquisition Sub Credit Agreement") with Bankers Trust Company to borrow up to $62,000, of which approximately $60,000 of the proceeds were loaned to Benchmark to enable Benchmark to consummate four separate acquisitions of radio station properties and for certain other purposes of Benchmark. The Company unconditionally guaranteed all of the Fund III Acquisition Sub's indebtedness under the Acquisition Sub Credit Agreement. Simultaneously with the Benchmark Acquisition, the Fund III Acquisition Sub was merged with a subsidiary of Capstar Broadcasting and the Acquisition Sub Credit Agreement was repaid (the "Repayment"). In connection with the Repayment, Capstar Broadcasting issued $750 of Class C Common Stock to HM Fund III in consideration of HM Fund III's agreement to purchase the obligations owing to Bankers Trust Company under the Acquisition Sub Credit Agreement and the Company recorded an extraordinary charge of $750.

      The related pro forma adjustments are as follows:

      Guarantee of loans to Benchmark under the Acquisition Sub
        Credit Agreement..........................................  $ 60,000
      Repayment of indebtedness under the Acquisition Sub Credit
        Agreement in connection with the Benchmark Acquisition....   (60,000)
      Issuance of Common Stock in connection with the Company's
        guarantee.................................................       750
      Extraordinary charge........................................      (750)

(CC) The adjustment reflects the net proceeds from the Preferred Stock Offering of $94,750, net of fees and expenses of $5,250.

(DD) The adjustment reflects the elimination of the redeemable preferred stock of GulfStar which was redeemed in connection with the GulfStar Transaction. GulfStar recognized a loss on the Preferred Stock Redemption of $5,419 which represents the difference between the carrying value and the liquidation preference of the preferred stock.

(EE) The adjustment reflects (i) the Hicks Muse GulfStar Equity Investment of $75,000 in connection with the GulfStar Transaction, (ii) the common equity investment of $2,100 by Joseph L. Mathias, IV, a former partner of Benchmark, in connection with the Benchmark Acquisition, (iii) the Capstar BT Equity Investment of $11,100, and (iv) the fees and expenses incurred in connection with the GulfStar Merger, which were expensed in the period in which the GulfStar Merger was consummated.

                             (DOLLARS IN THOUSANDS)

(FF) The column represents the combined balance sheets as of March 31, 1997 of the acquisitions which were pending as of the date of this Prospectus.

       PENDING TRANSACTIONS COMBINED

                                                                                                                        OTHER
                                                                                                                       PENDING
                                                HISTORICAL   HISTORICAL     HISTORICAL     HISTORICAL   HISTORICAL   ACQUISITIONS
                                                 MADISON     PATTERSON    KNIGHT QUALITY     AMERON       QUASS      COMBINED(1)
                                                ----------   ----------   --------------   ----------   ----------   ------------
      ASSETS
      Current assets:
        Cash and cash equivalents.............   $    348     $  1,177       $ 2,498        $    90       $   55        $   960
        Accounts receivable, net..............      1,415        8,171         2,631          1,405          536          4,044
        Prepaid expenses and other............        132        1,889           385            206           64            537
                                                 --------     --------       -------        -------       ------        -------
                Total current assets..........      1,895       11,237         5,514          1,701          655          5,541
      Property and equipment, net.............      2,739       19,114         4,784          1,917        1,182          3,753
      Intangible and other assets, net........     12,852      118,088           676         13,006        2,373         13,628
                                                 --------     --------       -------        -------       ------        -------
                Total assets..................   $ 17,486     $148,439       $10,974        $16,624       $4,210        $22,922
                                                 ========     ========       =======        =======       ======        =======
      LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities:
        Accounts payable and other accrued
           expenses...........................   $    790     $  3,742       $ 1,219        $   761       $  169        $ 3,175
        Current portion of long-term debt.....        250           --           848          5,200          250          2,928
                                                 --------     --------       -------        -------       ------        -------
                Total current liabilities.....      1,040        3,742         2,067          5,961          419          6,103
      Long-term debt, less current portion....     13,250       66,500         7,773          4,563        3,418         15,871
      Other long-term liabilities.............         --           87            --             --          203             --
                                                 --------     --------       -------        -------       ------        -------
                Total liabilities.............     14,290       70,329         9,840         10,524        4,040         21,974
      Redeemable preferred stock..............         --       20,747            --             --           --             --
      Redeemable warrants.....................         --       17,803            --             --           --             --
      Stockholders' equity....................      3,196       39,560         1,134          6,100          170            948
                                                 --------     --------       -------        -------       ------        -------
                Total liabilities and
                  stockholders' equity........   $ 17,486     $148,439       $10,974        $16,624       $4,210        $22,922
                                                 ========     ========       =======        =======       ======        =======


                                                  PENDING
                                                TRANSACTIONS
                                                  COMBINED
                                                ------------
      ASSETS
      Current assets:
        Cash and cash equivalents.............    $  5,128
        Accounts receivable, net..............      18,202
        Prepaid expenses and other............       3,213
                                                  --------
                Total current assets..........      26,543
      Property and equipment, net.............      33,489
      Intangible and other assets, net........     160,623
                                                  --------
                Total assets..................    $220,655
                                                  ========
      LIABILITIES AND STOCKHOLDERS' EQUITY
      Current liabilities:
        Accounts payable and other accrued
           expenses...........................    $  9,856
        Current portion of long-term debt.....       9,476
                                                  --------
                Total current liabilities.....      19,332
      Long-term debt, less current portion....     111,375
      Other long-term liabilities.............         290
                                                  --------
                Total liabilities.............     130,997
      Redeemable preferred stock..............      20,747
      Redeemable warrants.....................      17,803
      Stockholders' equity....................      51,108
                                                  --------
                Total liabilities and
                  stockholders' equity........    $220,655
                                                  ========

---------------

       (1) The columns represents the historical combined balance sheets of (i) WMEZ-FM, KRDU-FM, KJOI-FM and WQFN-FM, all pending acquisitions of Patterson; and (ii) Emerald City, COMCO, Commonwealth, WRIS, Griffith, Grant, American General, Booneville, Noalmark, KLAW and KJEM, all pending acquisitions of the Company.

(GG) The adjustment reflects (i) the assumption of $2,086 in liabilities in connection with the Pending Transactions and (ii) the allocation of the purchase prices of the Pending Transactions to the assets acquired and liabilities assumed resulting in an adjustment to property and equipment and FCC licenses to their estimated fair market values and the recording of goodwill associated with the acquisitions as follows:

                                                                               CARRYING
                                                             ALLOCATION OF     VALUE OF
                                                               PURCHASE        PENDING
                                                                PRICES       TRANSACTIONS   ADJUSTMENTS
                                                             -------------   ------------   -----------
      Cash and cash equivalents............................    $  1,232        $  5,128      $ (3,896)
      Accounts receivable, net.............................      12,478          18,202        (5,724)
      Prepaid expenses and other...........................       1,295           3,213        (1,918)
      Property and equipment, net..........................      52,274          33,489        18,785
      Intangible and other assets, net.....................     400,917         156,248       244,669
      Deferred financing...................................          --           4,375        (4,375)
      Accounts payable and other accrued expenses..........      (3,911)         (9,856)       (5,945)
      Other long-term liabilities..........................     (43,406)           (290)       43,116
                                                               --------
           Total purchase prices...........................    $420,879
                                                               ========

(HH) The adjustment reflects the excess cash used in connection with the Pending Transactions.

(II) The adjustments reflect the disposition of WTAW-AM, KTSR-FM and KAGG-FM located in Bryan, Texas.

(JJ) The adjustment reflects the elimination of the outstanding loan balance of $13,500 to Emerald City which will be repaid in connection with the Emerald City Acquisition.

(KK) The adjustment reflects $75 placed in escrow as security for the Company's obligation to consummate the Emerald City Acquisition, which will be used to pay a portion of the expenses in connection with the related acquisition.

(LL) The adjustment reflects the elimination of the historical debt of the entities to be acquired in the Pending Transactions of $120,851, including the current portion of $9,476.

(MM) The adjustments reflect borrowings of $185,946 under the Credit Facility with an annual interest rate of 8.0% and an equity contribution of $221,217, including the commitment by HM Fund III and its affiliates to invest up to an additional $50,000, in connection with the financing of the Pending Transactions.

(NN) The adjustment reflects the purchase and subsequent retirement of the redeemable preferred stock of $20,747 and redeemable warrants of $17,803 in connection with the Patterson Acquisition. As a result of the redemption, Patterson will recognize a loss of $8,391 which represents the difference between the carrying value and the liquidation preference on the preferred stock.

(OO) The adjustment reflects the net effect of the elimination of the historical equity of the entities to be acquired in the Pending Transactions, based on the purchase method of accounting, of $51,108.

(PP) The pro forma amounts reflect the effects of the exchange offers for the Notes, the New Capstar Radio Notes and the Senior Exchangeable Preferred Stock.

     GLOSSARY OF CERTAIN TERMS

     "Ameron Acquisition" means the Company's pending acquisition of substantially all of the assets of Ameron Broadcasting, Inc. ("Ameron"), used or useful in the operation of radio stations WMJJ-FM and WERC-AM in Birmingham, Alabama and radio station WOWC-FM in Jasper, Alabama.

     "Benchmark Acquisition" means the completed acquisitions of, and mergers of directly and indirectly wholly-owned subsidiaries of HM Fund III with, Benchmark Communications Radio Limited Partnership, L.P. and certain of its subsidiary partnerships (collectively, "Benchmark").

     "broadcast cash flow" consists of operating income before depreciation, amortization, corporate and other compensation expenses. Although broadcast cash flow is not a measure of performance calculated in accordance with generally accepted accounting principles ("GAAP"), management believes that it is useful to an investor in evaluating the Company because it is a measure widely used in the broadcast industry to evaluate a radio company's operating performance. However, broadcast cash flow should not be considered in isolation or as a substitute for net income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with GAAP as a measure of liquidity or profitability.

     "broadcast cash flow margin" represents the percentage of net revenue which is attributable to broadcast cash flow.

     "Capstar Broadcasting" means Capstar Broadcasting Corporation.

     "Capstar BT Equity Investment" means the purchase by Capstar BT Partners, L.P. of certain shares of Class B Common Stock for $11.1 million in cash concurrently with consummation of the GulfStar Merger.

     "Capstar Radio" means Capstar Radio Broadcasting Partners, Inc.

     "Capstar Radio Notes Offering" means Capstar Radio's private placement of the New Capstar Radio Notes.

     "Cavalier Acquisition" means the Company's completed acquisition of substantially all of the assets of Cavalier Communications, L.P. ("Cavalier").

     "Certificate of Designation" means the Certificate of Designation that governs the Senior Exchangeable Preferred Stock.

     "COMCO Acquisition" means the Company's pending acquisition of substantially all of the assets of COMCO Broadcasting, Inc. ("COMCO").

     "Commodore Acquisition" means the Company's completed acquisition of Commodore.

     "Commonwealth Acquisition" means the Company's pending acquisition of substantially all of the assets of Commonwealth Broadcasting of Arizona, L.L.C. ("Commonwealth").

     "Community Pacific Acquisition" means the Company's completed acquisition of substantially all of the assets of Community Pacific Broadcasting Company L.P. ("Community Pacific").

     "Company" means, unless the context otherwise requires, Capstar Broadcasting Partners, Inc. and its subsidiaries.

     "Completed Transactions" collectively refers to the Commodore Acquisition, the Osborn Transactions, the Space Coast Acquisitions, the GulfStar Transaction, the Community Pacific Acquisition, the Cavalier Acquisition, the Benchmark Acquisition, the GulfStar -- McForhun Acquisition, and the GulfStar -- Livingston Acquisition.

     "Credit Facility" means that certain amended and restated credit facility between the Company, Capstar Radio, Bankers Trust Company, as administrative agent, and the other parties thereto.

     "EBITDA" consists of operating income before depreciation, amortization and other expenses. Although EBITDA is not a measure of performance calculated in accordance with GAAP, management believes that it is useful to an investor in evaluating the Company because it is a measure widely used in the broadcast industry to evaluate a radio company's operating performance. However, EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with GAAP as a measure of liquidity or profitability.

     "Emerald City Acquisition" means the Company's pending acquisition of substantially all of the assets of Emerald City Radio Partners, L.P. ("Emerald City") used or held for use in connection with station WNOK-FM in the Columbia, South Carolina market.

     "Existing Capstar Radio Indenture" means that certain indenture, between Capstar Radio, the guarantors named therein and IBJ Schroder Bank & Trust Company in connection with the Existing Capstar Radio Notes.

     "Existing Capstar Radio Notes" refers to Capstar Radio's 13 1/4% Senior Subordinated Notes due 2003.

     "Financing" collectively refers to the Preferred Stock Offering, the Hicks Muse GulfStar Equity Investment, the Capstar BT Equity Investment and the Capstar Radio Notes Offering.

     "Grant Acquisition" means the Company's pending acquisition of substantially all of the assets of Grant Communications Company ("Grant") used or useful in the operation of radio station WZBQ-FM in the Tuscaloosa, Alabama market.

     "Griffith Acquisition" means the Company's pending acquisition of substantially all of the assets of Griffith Communications Corporation ("Griffith") used or useful in the operation of radio stations WTAK-FM, WXQW-FM and WWXQ-FM in the Huntsville, Alabama market.

     "GulfStar" means, prior to the GulfStar Merger, GulfStar Communications, Inc. and, from and after the GulfStar Merger, the surviving corporation in the GulfStar Merger.

     "GulfStar Merger" means the merger of GulfStar with and into a subsidiary of Capstar Broadcasting, pursuant to which the subsidiary was the surviving corporation and was named GulfStar Communications, Inc.

     "GulfStar Transaction" means the GulfStar Merger and Capstar Broadcasting's contribution of GulfStar through the Company to Capstar Radio upon completion of the GulfStar Merger.

     "GulfStar -- American General Acquisition" means the Company's pending acquisition of substantially all of the assets of American General Media ("American General") used or useful in the operation of radio station KKCL-FM in the Lubbock, Texas market.

     "GulfStar -- Booneville Acquisition" means the Company's pending acquisition of substantially all of the assets of Booneville Broadcasting Company and Oklahoma Communications Company (collectively, "Booneville") used or useful in the operation of radio station KZBB-FM in the Ft. Smith, Arkansas market.

     "GulfStar -- Bryan Disposition" means the Company's pending sale of Bryan Broadcasting Operating Company, a wholly owned subsidiary that owns three FM stations in Bryan, Texas.

     "GulfStar -- KJEM Acquisition Option" means the Company's option to acquire substantially all of the assets of KJEM-FM, Inc. ("KJEM") used or useful in the operation of radio station KJEM-FM in the Seligman, Missouri market.

     "GulfStar -- KLAW Acquisition" means the Company's pending acquisition of substantially all of the assets of KLAW Broadcasting, Inc. ("KLAW") used or useful in the operation of radio stations KLAW-FM and KZCD-FM, which serves the Lawton, Oklahoma market.

     "GulfStar -- Livingston Acquisition" means the Company's completed acquisition of substantially all of the assets Livingston Communications, Inc. ("Livingston") used or useful in the operation of radio station WBIU-AM in the Denham Springs, Louisiana market.

     "GulfStar -- McForhun Acquisition" means the Company's completed acquisition of substantially all of the assets of McForhun, Inc. ("McForhun") used or useful in the operation of radio station KRVE-FM in the Brusly, Louisiana market.

     "GulfStar -- Noalmark Acquisition" means the Company's option to purchase substantially all of the assets of Noalmark Broadcasting Corp. ("Noalmark") used or held for use in the operation of radio stations KKTX-FM and KKTX-AM, which serve the Longview, Texas market.

     "Hicks Muse" means Hicks, Muse, Tate & Furst Incorporated.

     "Hicks Muse GulfStar Equity Investment" means the purchase by an affiliate of Hicks Muse of certain shares of Class C Common Stock for $75.0 million in cash concurrently with consummation of the GulfStar Merger.

     "HM Fund III" means Hicks, Muse, Tate & Furst Equity Fund III, L.P.

     "Huntington Acquisition" collectively refers to certain defined assets of radio stations WKEE-FM and WKEE-AM in Huntington, West Virginia; WZZW-AM and WFXN-FM in Milton, West Virginia; WBVB-FM in Coal Grove, Ohio; and WIRO-AM and WMLV-FM in Ironton, Ohio, acquired by the Company.

     "JSA" refers to a joint sales agreement, whereby a station licensee obtains, for a fee, the right to sell substantially all of the commercial advertising on a separately-owned and licensed station. JSAs take varying forms. A JSA, unlike an LMA, normally does not involve programming.

     "Knight Quality Acquisition" means the Company's pending acquisition of substantially all of the assets of Knight Radio, Inc., Knight Communications Corporation and Knight Broadcasting of New Hampshire, Inc. (collectively, "Knight Quality") used or useful in the operations of eight radio stations owned and operated by Knight Quality.

     "LMA" refers to a local marketing agreement, whereby a radio station outsources the management of certain limited functions of its operations. LMAs take varying forms; however, the FCC requires that, in all cases, the licensee maintain independent control over the programming and operations of the station.

     "Madison Acquisition" means the Company's pending acquisition of substantially all of the assets of The Madison Radio Group ("Madison") which is comprised of the stations formerly owned by Midcontinent Broadcasting Co. of Wisconsin, Inc. and Point Communication Limited Partnership.

     "New Capstar Radio Indenture" means that certain indenture, dated June 17, 1997, between the Company and U.S. Trust Company of Texas, N.A. in connection with the New Capstar Radio Notes.

     "New Capstar Radio Notes" means Capstar Radio's 9 1/4% Senior Subordinated Notes due 2007.

     "Notes" means the Company's 12 3/4% Senior Discount Notes due 2009.

     "Notes Indenture" means that certain indenture, dated February 20, 1997 between the Company and U.S. Trust Company of Texas, N.A. in connection with the Notes.

     "Osborn Acquisition" means the Company's completed acquisition of Osborn Communications, Inc.

     "Osborn Add-on Acquisitions" means the Company's completed acquisitions of
(i) all of the issued and outstanding capital stock of Dixie Broadcasting, Inc. and Radio WBHP, Inc. (the "Osborn Huntsville Acquisition") and (ii) substantially all of the assets of Taylor Communications Corporation ("Taylor") utilized in the operations of Taylor's stations in the Tuscaloosa, Alabama market (the "Osborn Tuscaloosa Acquisition").

     "Osborn Ft. Myers Disposition" means Osborn's completed disposition of substantially all of the assets used or held for use in connection with the business and operations of Osborn's stations in the Port Charlotte and Ft. Myers, Florida markets.

     "Patterson Acquisition" means the Company's pending acquisition of all of the outstanding capital stock of Patterson Broadcasting, Inc. ("Patterson").

     "Pending Acquisitions" collectively refers to the Ameron Acquisition, the COMCO Acquisition, the Commonwealth Acquisition, the Emerald City Acquisition, the Grant Acquisition, the Griffith Acquisition, the Knight Quality Acquisition, the Madison Acquisition, the Patterson Acquisition, the Quass Acquisition, the SFX Exchange, the WRIS Acquisition, the GulfStar -- American General Acquisition, the GulfStar -- Booneville Acquisition, the GulfStar -- Noalmark Acquisition, the GulfStar -- KJEM Acquisition and the GulfStar -- KLAW Acquisition.

     "Pending Transactions" collectively refers to the Pending Acquisitions and the GulfStar -- Bryan Disposition.

     "Quass Acquisition" means the Company's pending acquisition of all of the outstanding capital stock of Quass Broadcasting Company ("Quass").

     "SFX Exchange" means the Company's pending exchange of substantially all of the assets used or useful in the operation of three radio stations that will be owned by the Company upon completion of the Benchmark Acquisition in the Greenville, South Carolina market for substantially all of the assets used or useful in the operation of four radio stations owned by SFX in Wichita, Kansas and Daytona Beach, Florida.

     "Space Coast Acquisitions" collectively refers to the Company's completed acquisitions of substantially all of the assets of EZY Com, Inc., City Broadcasting Co., Inc., and Roper Broadcasting, Inc.

     "WRIS Acquisition" means the Company's pending acquisition of substantially all of the assets of WRIS, Inc. ("WRIS").

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPSTAR BROADCASTING PARTNERS, INC.
                                            (Registrant)

                                            By:/s/ WILLIAM S. BANOWSKY, JR.
                                              ----------------------------------
                                              Name: William S. Banowsky, Jr.
                                              Title:  Executive Vice President
                                                  and General Counsel

Date: August 19, 1997